UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2026

VIREO GROWTH INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On June 5, 2026, upon the recommendation and approval of the Audit Committee of the Board of Directors (the “Audit Committee”) of Vireo Growth Inc. (the “Company”), the Board of Directors of the Company ratified and approved the dismissal of Davidson & Company LLP (“Davidson”) as the Company’s independent registered public accounting firm, effective June 5, 2026.

Davidson’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through June 5, 2026, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) between the Company and Davidson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Davidson, would have caused Davidson to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements, and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Davidson with a copy of this Current Report on Form 8-K (this “Form 8-K”) prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and requested that Davidson furnish the Company with a letter addressed to the SEC stating whether they agree with the statements made by the Company in this Form 8-K and, if not, stating the respects, if any, in which they do not agree with such statements. A copy of the letter from Davidson addressed to the SEC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On June 5, 2026, upon the recommendation and approval of the Audit Committee, the Board of Directors of the Company ratified and approved the appointment of BDO USA, P.C. (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, effective June 5, 2026.

During the Company’s fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through June 5, 2026, neither the Company nor anyone on its behalf consulted with BDO regarding either:

(i)	the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or

(ii)	any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 7.01	Regulation FD Disclosure.

On June 9, 2026, the Company issued a press release announcing the matters disclosed in this Current Report on Form 8-K, which is attached as Exhibit 99.1 hereto and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1, and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Davidson & Company LLP to the Securities and Exchange Commission dated June 9, 2026.

99.1*	Press Release, dated as of June 9, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*       Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIREO GROWTH INC.
(Registrant)

By:	/s/ Tyson Macdonald
Tyson Macdonald
Chief Financial Officer

Date: June 9, 2026